UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2017

Hortonworks, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36780	37-1634325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5470 Great America Parkway

Santa Clara, California 95054

(Address of principal executive office) (Zip Code)

(408) 916-4121

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Chief Executive Officer

On September 10, 2017, the compensation committee of the board of directors (the “Board”) of Hortonworks, Inc. (the “Company”) granted Robert Bearden, the Chair of the Board and Chief Executive Officer of the Company, (i) an award of 1,786,778 time-based restricted stock units (the “RSU Award”) under the Company’s Amended and Restated 2014 Stock Option and Incentive Plan (the “2014 Plan”), which is incorporated herein by reference, each of which correlates to one share of the Company’s common stock and (ii) an award of 714,711 performance-based restricted stock units (the “PSU Award”) under the 2014 Plan, each of which correlates to one share of the Company’s common stock.

The RSU Award and the PSU Award are the first Company equity awards granted to Mr. Bearden since September 12, 2014, when he was granted an option to purchase 1,185,000 shares of the Company’s common stock, which he voluntarily canceled on February 11, 2016 to facilitate making equity grants to the Company’s other employees without increasing the Company’s equity overhang. The RSU Award and the PSU Award are the only unvested equity awards held by Mr. Bearden.

One-twelfth (1/12) of the RSU award will vest and become releasable on November 15, 2017, and thereafter, the balance will vest and become releasable in a series of eleven (11) equal successive three-month installments over the following thirty-three (33) months thereafter, all subject to Mr. Bearden’s continued status as a Company service provider on the relevant vesting date. The RSU Award is subject to accelerated vesting in the event of a change in control of the Company.

100% of the PSU award will vest and become releasable upon the satisfaction of certain performance criteria during a four (4) year performance period commencing on the PSU Award grant date, all subject to Mr. Bearden’s continued status as a Company service provider on the vesting date.

In addition, on September 11, 2017, the compensation committee of the Board amended Mr. Bearden’s Amended and Restated Employment Agreement, dated March 13, 2017 (the “Original Agreement”), to provide that if Mr. Bearden’s employment is terminated by the Company without Cause (as defined in the Original Agreement), the vesting of all stock options and other stock-based awards held by him will be accelerated as if he had completed an additional eighteen (18) months of service with the Company (except to the extent a specific award provides more favorable terms).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1(1)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

10.2(2)	Restricted Stock Unit Award Agreement for Company Employees under the Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

(1)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.
(2)	Incorporated by reference to Exhibit 10.3 filed with the Company’s Form S-1, filed on November 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORTONWORKS, INC.

Dated: September 12, 2017	By:	/s/ Scott Davidson
Scott Davidson
Chief Financial Officer and Chief Operating Officer

Exhibit Index

Exhibit No.	Description of Exhibit

10.1(1)	Amended and Restated Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

10.2(2)	Restricted Stock Unit Award Agreement for Company Employees under the Hortonworks, Inc. 2014 Stock Option and Incentive Plan.

(1)	Incorporated by reference to Exhibit 10.1 filed with the Company’s Form 10-Q, filed on August 9, 2016.
(2)	Incorporated by reference to Exhibit 10.3 filed with the Company’s Form S-1, filed on November 10, 2014.